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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT


        Date of Report (Date of Earliest Event Reported): March 22, 2004

                              BIRDS EYE FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
              Delaware                                                                 16-0845824
----------------------------------------------  ----------------------------  -----------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification Number)


                 90 Linden Oaks, PO Box 20670, Rochester, New York            14602-0670
                 --------------------------------------------------          -----------
                      (Address of Principal Executive Offices)                (Zip Code)
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        Registrant's Telephone Number Including Area Code: (585) 383-1850











o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11 7/8 Percent Senior Subordinated Notes Due 2008.



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                                  Page 1 of 4






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Item 9.    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of a press release of Birds Eye Foods, Inc. announcing the sale of the food processing facility in Bridgeville, Delaware.


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                                   SIGNATURES

         The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  BIRDS EYE FOODS, INC.



Date:  March 22, 2004             By:  /s/ Earl L. Powers
      ----------------                 ---------------------------------------
                                       Earl L. Powers,
                                       Executive Vice President Finance and
                                       Chief Financial Officer and Secretary
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)


                                       3




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                                INDEX TO EXHIBITS
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


Exhibit No.                        Description
-----------                        -----------

  99.1 Press release of Birds Eye Foods, Inc. announcing the sale of the food processing facility in Bridgeville, Delaware.

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